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                                                                   EXHIBIT (l)


                                 August 31, 1998


AIM Floating Rate Fund
50 California Street, 27th Floor
San Francisco, California  94111

Ladies and Gentlemen:

         We hereby consent to the reference to our firm in the prospectus that is being filed as part of Post-Effective Amendment No. 4 to the registration statement of GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund) on Form N-2 (File No. 333-37243).

                                         Very truly yours,

                                         KIRKPATRICK & LOCKHART LLP





                                         By:   /s/ R. CHARLES MILLER
                                               R. Charles Miller